OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Supplement dated March 1, 2013 to the

Prospectus and Statement of Additional Information dated April 27, 2012

This supplement amends the Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) Prospectus and Statement of Additional Information (“SAI”), each dated April 27, 2012, and is in addition to any other supplements.

Effective as of March 28, 2013 the Fund’s Prospectus is amended as follows:

1.	The section titled “Principal Investment Strategies” on page 4 is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in a combination of commodity-linked derivatives and corporate and governmental fixed-income securities. Derivatives are investments whose value depends on (or is "derived" from) the value of an underlying security, asset, interest rate, index or currency. A commodity-linked derivative's value is generally linked to the price movement of a particular commodity, commodity index, or commodity option or futures contract. Some commodity-linked derivatives may be based on a multiple of those price movements.

Commodity-linked derivatives provide exposure to the commodities markets without investing directly in physical commodities. They include commodity-linked notes, swaps, futures and options that are linked to the price movements of a physical commodity such as heating oil, livestock, or agricultural products; a commodity index such as the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Commodity Index"); a commodity option or futures contract; or some other readily measurable variable that reflects changes in the value of particular commodities or commodities markets.

The Fund’s commodity-linked investments are generally allocated to five different commodities “sectors” (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the DJ-UBS Commodity Index. The DJ-UBS Commodity Index represents 22 commodities and five commodity sectors, which are currently weighted annually for diversification purposes so that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. The Fund is not an “index” fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the DJ-UBS Commodity Index. Under normal circumstances, the Fund will invest 25% or more of its total assets in investments linked to these sectors as a group. At times the Fund may emphasize investments in some industries or sectors more than others.

The Fund uses a team approach to construct a portfolio of fixed-income securities for liquidity purposes, for collateral management or to seek income. The Fund's fixed-income securities may be of any maturity and may include, but are not limited to, U.S. Government securities, repurchase agreements, money market securities and shares of affiliated money market funds. The Fund may purchase investment-grade securities and can invest up to 10% of its total assets in below investment-grade securities (also referred to as "junk bonds").

The Fund may invest in other types of derivative instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Some of the other derivatives the Fund may invest in are forwards, options, futures and swaps relating to debt securities, interest rates or currencies. The Fund may invest in U.S. or foreign instruments.

The portfolio managers use a model-driven approach and their own analysis and judgment to try to identify differences in quality and value between two commodities or contracts with the intent of identifying opportunities. The portfolio managers incorporate both fundamental and technical factors intended to identify mispricings for individual commodities or sectors and catalysts that may potentially eliminate those particular mispricings.

The portfolio managers also consider which instrument or form of investment seems best suited to provide the desired commodities exposure: investing in a commodity-linked note, a commodity futures contract, a swap, or an option on a futures contract. The Fund might enter into an investment directly or it can also invest up to 25% of its total assets indirectly through its wholly-owned and controlled subsidiary, as described below.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio managers' use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

2.	The section titled “Industry Focus” on page 11 is deleted in its entirety and replaced by the following:

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different issuers. The Fund will not concentrate its investments in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries or sectors more than others. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. The Securities and Exchange Commission has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

3.	The section of the Prospectus titled “Changes to the Fund’s Investment Policies” on page 13 is replaced in its entirety by the following:

Changes to the Fund’s Investment Policies. The Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares; however, the Fund’s Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund’s investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund’s Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Effective as of March 28, 2013 the Fund’s SAI is amended as follows:

4.	The fifth paragraph of the section titled “The Fund’s Main Investment Policies” on page 3 is deleted in its entirety and replaced by the following:

The Fund’s commodity-linked investments are generally allocated to five different commodities “sectors” (energy, agriculture, precious metals, industrial metals and livestock) based on those sector weightings in the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Commodity Index"). The DJ-UBS Commodity Index represents 22 commodities and five commodity sectors, which are currently weighted annually for diversification purposes so that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index. The Fund is not an “index” fund, however, and its investment allocations and performance will usually differ from the weightings and performance of the DJ-UBS Commodity Index. Under normal circumstances, the Fund will invest 25% or more of its total assets in investments linked to these sectors as a group. At times the Fund may emphasize investments in some industries or sectors more than others.

5.	The section of the Statement of Additional Information titled “Investment Restrictions” on page 29 is replaced in its entirety by the following:

Investment Restrictions

Diversification The Fund is classified as a “diversified” fund under the Investment Company Act. Currently, under the Investment Company Act a “diversified” fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited to an amount not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities, which is defined as the vote of the holders of the lesser of:

•	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

•	more than 50% of the outstanding shares.

The Fund’s investment objective is not a fundamental policy. Other policies and restrictions described in the Prospectus or this SAI are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies and restrictions without shareholder approval. However, significant changes to investment policies and restrictions will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Funds’ investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

•        The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental policies.

The Subsidiary will also follow the Fund's fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing “senior securities,” which are generally defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds’ exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund’s total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes “concentration” in an industry. However the SEC has taken the position that investment of more than 25% of a fund’s total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single “industry.”

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

6.	The last paragraph in the section titled “Compensation of Portfolio Managers" on page 54 of the SAI is deleted in its entirety and replaced with the following:

The peer group used with respect to Mr. Baker is the DJ-UBS Commodity Index. Ms. Wolf receives compensation based on iMoneyNet Prime Institutional and iMoneyNet First Tier Retail rankings.

March 1, 2013	PS0735.041